UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2026

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CLOUDASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-42494	87-0690564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 El Camino Real, Bldg 4, Ste 200
Palo Alto, California		94306
(Address of principal executive offices)		(Zip Code)

(650) 644-4160

Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Class A Common Stock	CSAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02        Results of Operations and Financial Condition.

On August 17, 2026, Cloudastructure, Inc. (the “Company”) issued a press release announcing certain financial results for the quarter ended June 30, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 20, 2026, on February 17, 2026, the Company received a written notice (the “Notification Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. The Company was provided a compliance period of 180 calendar days, or until August 17, 2026, to regain compliance with the minimum bid price requirement.

On August 14, 2026, the Company received a letter from the Listing Qualifications Department of Nasdaq notifying the Company that Nasdaq had determined that for the last 10 consecutive business days, from July 31, 2026 through August 13, 2026, the closing bid price for the Company’s Class A common stock had been at $1.00 per share or greater. Accordingly, the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2), and this matter is now closed.

Item 9.01        Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)       Exhibits

99.1      Press Release dated August 17, 2026

104       Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2026

CLOUDASTRUCTURE, INC.

By:	/s/ Greg Smitherman
Greg Smitherman
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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